                                    EXHIBIT 6

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY

                        FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on March 26, 1999.

/s/ Burton Schildhouse                    Secretary, Treasurer and Director
----------------------------              ---------------------------------
Signature                                 Position(s) with the Company

Burton Schildhouse
----------------------------
Print or Type Name

                                POWER OF ATTORNEY

                        FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney as of March 26, 1999.

/s/Arthur Aaronson                                Director
------------------------------                    -----------------------------
Signature                                         Position(s) with the Company

Arthur Aaronson
------------------------------
Print or Type Name

                                POWER OF ATTORNEY

                        FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney as of March 26, 1999.

/s/James S. Koroloff                         Director
---------------------------------            --------------------------------
Signature                                    Position(s) with the Company

James S. Koroloff
---------------------------------
Print or Type Name

                                POWER OF ATTORNEY

                        FOR ANNUAL REPORTS ON FORM 10-KSB

         The undersigned, a director or officer of Health & Leisure, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert M. Feldman, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB on Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed and delivered this Power of Attorney on March 26, 1999.

/s/ Donald S. Franklin                         Director
------------------------------------           -------------------------------
Signature                                      Position(s) with the Company

Donald S. Franklin
------------------------------------
Print or Type Name